                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 18, 2007
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                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                     1-2394                    13-3768097
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

        555 Theodore Fremd Avenue, Rye, New York                   10580
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        (Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code: (914) 925-4413
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                                       N/A
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         (Former name or former address, if changed since last report.)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   /_/   Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

   /_/   Soliciting  material pursuant to rule 15a-12 under the Exchange Act (17
         CFR 240.15a-12)

   /_/   Pre-commencement  communications  pursuant to Rule  15d-2(b)  under the
         Exchange Act (17 CFR 240.15d-2(b))

   /_/   Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
         Exchange Act (17 CFR 240.13e-(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On  July  18,  2007,  Bairnco  Corporation  ("Bairnco"),   a  wholly-owned
subsidiary of WHX Corporation (the "Company"), completed the refinancing of: (i)
all existing  indebtedness  of Bairnco and its  subsidiaries  under that certain
Loan and Security  Agreement,  dated as of November 9, 2006, as amended,  by and among Bank of America,  N.A., Bairnco and the Bairnco subsidiaries party thereto as borrowers, and (ii) a portion of the existing indebtedness (the "Steel Bridge
Loan") of Bairnco  under that certain Loan and Security  Agreement,  dated as of
April 17, 2007 (the "Steel Bridge  Loan"),  by and among BZ  Acquisition  Corp.,
Bairnco and Steel Partners II, L.P.  ("Steel  Partners  II"),  pursuant to which
Steel Partners II made up to a $90 million term loan to BZ Acquisition Corp. and
Bairnco.

      Under the refinancing,  Bairnco entered into (i) a Credit Agreement, dated as of July 17, 2007 (the "First Lien Credit  Agreement"),  by and among Bairnco,
Arlon, Inc. ("Arlon"),  Arlon Viscor Ltd. ("Arlon Viscor"), Arlon Signtech, Ltd.
("Arlon Signtech"),  Kasco Corporation  ("Kasco"),  and Southern Saw Acquisition
Corporation  ("Southern  Saw," and together  with each of Arlon,  Arlon  Viscor,
Arlon Signtech and Kasco, the  "Borrowers")  and Wells Fargo Foothill,  Inc., as
the arranger and administrative agent for the lenders thereunder,  (ii) a Credit
Agreement,  dated as of July 17, 2007 (the "Second Lien Credit  Agreement"),  by
and  among  Bairnco,  each  of  the  Borrowers,   and  Ableco  Finance  LLC,  as
administrative  agent  for the  lenders  thereunder,  and (iii) an  Amended  and
Restated Credit  Agreement,  dated as of July 17, 2007 (the  "Subordinated  Debt
Credit  Agreement"),  by and  among  Bairnco,  each of the  Borrowers  and Steel
Partners  II, as lender.  The  Subordinated  Debt  Credit  Agreement  amends and restates the Steel Bridge Loan.

      The First Lien Credit  Agreement  provides for a revolving credit facility to the Borrowers in an aggregate principal amount not to exceed $30,000,000, and a term loan facility to the Borrowers of $28,000,000. Borrowings under the First
Lien Credit  Agreement,  bear interest,  (A) in the case of base rate loans,  at
0.25  percentage  points  above the Wells Fargo  prime rate,  (B) in the case of
LIBOR rate loans, at rates of 2.00 percentage points or 2.50 percentage  points, as applicable,  above the LIBOR rate, and (C) otherwise,  at a rate equal to the
Wells Fargo prime rate minus 0.25 percentage points. Obligations under the First
Lien Credit Agreement are guaranteed by Arlon Partners, Inc. ("Arlon Partners"),
Arlon MED  International  LLC ("Arlon  MED  International"),  Arlon  Adhesives &
Films,  Inc.  ("Arlon  Adhesives")  and Kasco  Mexico LLC ("Kasco  Mexico,"  and
together  with  Bairnco,  Arlon  Partners,  Arlon  MED  International  and Arlon
Adhesives, the "Guarantors"), and secured by a first priority lien on all assets of Bairnco,  the Borrowers,  the Guarantors  and Bairnco's  Ontario  subsidiary,
Atlantic  Service  Company,  Limited  ("Atlantic  Service,"  and  together  with
Bairnco,  the Borrowers and the Guarantors,  the "Loan Parties").  The scheduled maturity date of the indebtedness  under the First Lien Credit Agreement is July
17, 2012.

      The Second Lien Credit Agreement  provides for a term loan facility to the
Borrowers of $48,000,000. Borrowings under the Second Lien Credit Agreement bear interest,  in the case of base rate loans, at 3.50  percentage  points above the rate of interest publicly announced by JPMorgan Chase Bank in New York, New York as its reference  rate,  base rate or prime rate, and, in the case of LIBOR rate loans, at 6.00  percentage  points above the LIBOR rate.  Obligations  under the
Second Lien Credit Agreement are guaranteed by the Loan Parties,  and secured by a second priority lien on all assets of the Loan Parties. The scheduled maturity date of the  indebtedness  under the Second  Lien Credit  Agreement  is July 17,
2012.

      Bairnco used  $56,659,776  of the  borrowings  under the First Lien Credit
Agreement  and  Second  Lien  Credit   Agreement  to  repay  a  portion  of  the
indebtedness  outstanding  under  the Steel  Bridge  Loan,  leaving a  principal balance of $31,814,320 (the  "Subordinated  Debt  Principal").  The Subordinated
Debt Credit Agreement  provides for a term loan facility to the Borrowers in the amount of the Subordinated Debt Principal. All borrowings under the Subordinated
Debt Credit Agreement bear interest at 6.75 percentage  points above the rate of interest publicly  announced by JPMorgan Chase Bank in New York, New York as its
reference  rate,  base  rate or  prime  rate.  Interest  is  payable  under  the
Subordinated  Debt  Credit  Agreement  and  as  permitted  by  the  terms  of an intercreditor  and  subordination  agreement by and among Wells Fargo  Foothill,
Inc.,  as agent under the First Lien Credit  Agreement,  Ableco  Finance LLC, as
agent under the Second Lien Credit Agreement, and Steel Partners II. Obligations
under the Subordinated Debt Credit Agreement are guaranteed by the Loan Parties, and secured by a  subordinated  priority lien on the assets of the Loan Parties.
In connection with the  Subordinated  Debt Credit  Agreement,  Steel Partners II
released  certain  foreign  subsidiaries of Bairnco from their joint and several guarantee of the  obligations  of Bairnco and its  subsidiaries  under the Steel
Bridge Loan.

      Steel Partners II is the  beneficial  holder of  approximately  50% of the outstanding  shares of the  Company's  common  stock.  Warren  G.  Lichtenstein,
Chairman of the Board of the Company, is the sole managing member of the general partner of Steel  Partners II. In addition,  Glen M. Kassan  (Director and Chief
Executive  Officer of the Company),  John Quicke (Director and Vice President of
the Company) and Jack L. Howard and Josh Schecter (Directors of the Company) are
employees of Steel Partners, Ltd., an affiliate of Steel Partners II.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                            WHX CORPORATION

Dated: July 24, 2007                        By: /s/ Robert Hynes
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                                            Name:   Robert Hynes
                                            Title:  Chief Financial Officer